                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                FMC CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:

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Notes:

                                                                      [FMC logo]
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FMC Corporation

Robert N. Burt
Chairman and
Chief Executive Officer

                                                                  March 19, 2001

Dear Stockholder:

It is my pleasure to invite you to attend FMC's 2001 Annual Meeting of Stockholders. The meeting will be held on Friday, April 20, 2001 at 2:00 p.m. local time in the Indiana Room, Lower Level One, Aon Center, 200 E. Randolph Drive, Chicago, Illinois. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

During the meeting, I will report to you on the Company's continued earnings growth and other achievements during 2000 and on our goals for 2001. We welcome this opportunity to have a dialogue with our stockholders and look forward to your comments and questions.

If you are a stockholder of record who plans to attend the meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notification to the Company's Investor Relations Department, 200 E. Randolph Drive, 66th Floor, Chicago, Illinois 60601, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those indicating they plan to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please sign, date and return your proxy card as soon as possible. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on April 20th.

Sincerely,

/s/ Robert N. Burt

                                                                      [FMC LOGO]

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Friday, April 20, 2001
                                   2:00 p.m.
                         Indiana Room, Lower Level One
                                   Aon Center
                             200 E. Randolph Drive
                            Chicago, Illinois 60601

                                                                  March 19, 2001

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of FMC Corporation. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

  . Re-elect four (4) directors, B.A. Bridgewater, Jr., William F. Reilly,
    James R. Thompson and William G. Walter, each for a term of three (3) years

  . Approve the FMC Corporation Incentive Compensation and Stock Plan

  . Ratify the appointment of KPMG LLP as our independent public accountants for 2001

  . Vote on any other business properly brought before the meeting

MANAGEMENT RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

Your vote is important. To be sure your vote counts and assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

                                  By order of the Board of Directors

                                  Stephen F. Gates
                                  Senior Vice President,
                                  General Counsel and Secretary

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                               Table of Contents

I. Information About Voting

II. Proposals To Be Voted On

  .Election of Directors

  .Nominees for Director

  .Approval of the FMC Corporation Incentive Compensation and Stock Plan

  .Ratification of Appointment of Independent Public Accountants

III. Board of Directors

  .Nominees for Director

  .Directors Continuing in Office

IV. Information About the Board of Directors

  .Meetings

  .Committees

  .Board of Directors Compensation and Relationships

V. Security Ownership of FMC

  .Management Ownership

  .Other Security Ownership

VI. Executive Compensation

  .Summary Compensation Table

  .Option Grants in 2000

  .Aggregated Option Exercises in 2000 and Year-End Option Values

  .Retirement Plans

  .Termination and Change of Control Arrangements

  .Report of the Committee on Executive Compensation

  .Stockholder Return Performance Presentation

VII. Other Matters

  .Section 16(a) Beneficial Ownership Reporting Compliance

  .Audit Committee Report

  .Proposals for the 2002 Annual Meeting

  .Expenses Relating to this Proxy Solicitation

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I. Information About Voting

Solicitation of Proxies. The Board of Directors of FMC Corporation ("FMC") is soliciting proxies for use at the 2001 Annual Meeting of FMC and any adjournments of that meeting. FMC first mailed this proxy statement, the accompanying form of proxy and the FMC Annual Report for 2000 on March 19, 2001.

Agenda Items. The agenda for the Annual Meeting is to:

  1. Re-elect four (4) directors;

  2. Approve the FMC Corporation Incentive Compensation and Stock Plan;

  3. Ratify the appointment of KPMG LLP as our independent public accountants for 2001; and

  4. Conduct other business properly brought before the meeting.

Who Can Vote. You can vote at the Annual Meeting if you are a holder of FMC's common stock, par value of $0.10 per share ("Common Stock"), on the record date. The record date is the close of business on February 23, 2001. You will have one (1) vote for each share of Common Stock. As of February 2, 2001, there were 30,715,000 shares of Common Stock outstanding and entitled to vote.

How to Vote. You may vote in one of two (2) ways:

  .You can come to the Annual Meeting and cast your vote.

  . You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the way you indicate.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote signed and returned proxies FOR the Board nominees for director and FOR Agenda items 2 and 3. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies according to their best judgment.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

  . Sending a written notice to the Secretary of FMC;

  . Delivering a properly executed, later-dated proxy; or

  . Attending the Annual Meeting and voting in person.

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The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual
Meeting. A quorum will be present if the holders of at least a majority of the outstanding Common Stock entitled to vote at the meeting either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

Vote Required for Action. Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. Other actions require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting. Abstentions and broker non-votes have the effect of a no vote on matters other than director elections.

II. Proposals To Be Voted On

Election of Directors

FMC has three (3) classes of directors of as nearly equal size as possible. The term for each class is three (3) years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for Class III directors will expire at the 2001 Annual Meeting.

Nominees for Director

The nominees for director this year are: B. A. Bridgewater, Jr., William F. Reilly, James R. Thompson and William G. Walter. Information about the nominees, the continuing directors and the Board of Directors is contained in the next section of this proxy statement entitled "Board of Directors."

Paul Davies, Jr., a director since 1965, and Clayton Yuetter, a director since 1993, will retire from the Board on April 20, 2001. The Board thanks both of them for their counsel and service.

The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the current Board of Directors to fill the vacancy or the size of the Board of Directors may be reduced.

The Board of Directors recommends a vote FOR the election of B. A. Bridgewater, Jr., William F. Reilly, James R. Thompson and William G. Walter.

2
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Approval of the FMC Corporation Incentive Compensation and Stock Plan

The continued success of FMC and its subsidiaries depends on their ability to attract, retain and motivate key employees. Long-term equity compensation is critical in order to attract qualified employees to FMC and to retain and provide incentives to current employees, particularly in light of the increasingly competitive environment for talented personnel. In 1995, the stockholders approved the FMC 1995 Management Incentive Plan (the "Incentive Plan") and the FMC 1995 Stock Option Plan, (the "Option Plan" and, together with the Incentive Plan, the "Prior Plans") with a combined authorization of 3,000,000 shares of Common Stock. The Board of Directors believes that the Prior Plans have kept FMC competitive and added substantial value over the years by enabling FMC to attract, motivate and retain experienced and highly qualified employees whose judgment, interest and efforts have contributed to FMC's continuing financial success.

As of December 31, 2000, options to purchase 1,425,971 shares of Common Stock were outstanding, 679,510 shares of restricted stock were outstanding and 219,649 shares of Common Stock had been issued under the Plan. As a result, 674,870 shares of Common Stock remained available for awards under the Prior Plans.

The number of shares currently available is insufficient to continue the level of awards historically granted under the Prior Plans. The Board of Directors believes that reservation of additional shares for equity-based awards will allow FMC to continue to provide the necessary incentives to attract and retain the best employees. Accordingly, the Board of Directors adopted the FMC Corporation Incentive Compensation and Stock Plan (the "Plan") that restates the Prior Plans into one plan for administrative convenience, and that, subject to stockholder approval, increases the total number of shares of Common Stock available for issuance under the Plan (including the Prior Plans) to 3,800,000 shares. This represents an increase of 800,000 shares over the number of shares reserved for issuance under the Prior Plans.

Except for the number of shares reserved for issuance thereunder, the principal features of the Plan mirror the terms of the Prior Plans in all material respects and are summarized below. The full text of the Plan is annexed hereto as Appendix A and should be referred to for a complete description of its provisions.

Overview. In 1994, after studying the compensation program, management concluded that stockholder value could be enhanced by putting more emphasis on FMC's growth strategies. The Prior Plans were adopted and approved by stockholders in 1995. These plans were designed to stimulate growth through incentives and increased reliance on stock payouts; encourage top-quartile return on investment performance by targeting stretch and breakthrough improvements in Net Contribution, as that term is defined in the Plan, on a business-by-business basis; and encourage prudent risk-taking to reach stretch targets by providing a more significant payout for breakthrough performance.

                                                                               3
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Administration. The Plan vests broad powers in the Compensation and
Organization Committee of the Board of Directors (the "Committee") to administer and interpret the Plan. The Committee consists of five members, all of whom are outside directors and considered disinterested for purposes of the Securities Exchange Act of 1934. Except when limited by the terms of the Plan, the Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; determine the time when awards will be granted and any conditions for receiving awards; establish performance objectives and conditions for earning awards; and determine whether such performance objectives and conditions have been met.

The Plan incorporates the material aspects of both of the Prior Plans into one plan for administrative convenience. The Plan also incorporates other equity-based cash compensation in the form of performance units and stock appreciation rights ("SARs") that has been used for foreign employees who would otherwise have negative foreign income tax consequences if they received stock options or restricted stock under the recently adopted FMC Corporation Stock Appreciation Rights and Phantom Stock Plan.

The Plan has been made more flexible by making the terms and conditions more broadly applicable. The Plan also clarifies the Committee's complete discretion in making adjustments to outstanding awards made under the Plan. In addition, the Plan specifically provides for the substitution of shares subject to outstanding awards and to the number of shares available for issuance under the Plan in the event of certain corporate events or transactions, including, but not limited to, stock splits, mergers, consolidations, separations, including spin-offs or other distribution of stock or property of FMC, reorganization, or liquidation, whether or not such transaction results in a change in the number of shares of Common Stock outstanding.

The Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Types of Awards. The Plan provides for the grant of two basic types of awards to key employees selected by the Committee: (i) an incentive award, granted annually and payable in cash, stock and/or restricted stock; and (ii) stock options and/or restricted stock. The Plan allows for grants of performance units and SARs that are intended to be used to replicate the basic types of awards for foreign employees who would otherwise have negative foreign income tax consequences if they were to receive the basic types of awards. In addition, the Plan gives the Committee broad discretion to craft other types of awards as it deems appropriate.

Incentive Awards. The Plan provides for the grant of incentive awards to key employees as approved by the Committee. The portion to be paid in cash will be determined by the Committee at the time the award is granted. Historically, incentive awards have consisted

4
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of an annual incentive award payable as all cash or partly in cash and partly in stock and/or restricted stock. Performance periods generally consist of a fiscal year and a new performance period commences annually. The target award is based upon a specified percentage of the participant's salary over the period of the award. The payout of an award generally varies from zero to three times the target award, based on performance. Historically, the performance measure for an award has been a combination of individual performance and business performance targets approved by the Committee at the beginning of each award cycle. Incentive awards are generally paid partly in cash and partly in Common Stock or restricted stock, as elected by the participant. Historically, if a participant does not own a sufficient amount of Common Stock under FMC's stock ownership guidelines at the time of payment of an incentive award, the stock portion of the incentive award payment has been in restricted stock. Restricted stock issued in payment of incentive awards generally vests in three years and the number of shares of restricted stock issued has historically been 20 percent higher than the number of shares the participant would have received if the participant elected payment in the form of Common Stock. It is anticipated that incentive awards will continue to have terms similar to historical incentive awards, but performance periods, performance measures and forms of payment may be changed to reflect FMC's business objectives.

As of December 29, 2000, the aggregate fair market value of shares of restricted stock subject to outstanding incentive awards was $10,590,394 based upon the closing price of Common Stock as reported on the New York Stock Exchange on such date. The actual benefits, if any, to the holders of incentive awards and restricted stock issued in payment of incentive awards are not determinable prior to payment under such awards as payment is contingent upon performance and the value of restricted stock will be determined based upon the market value of a share of Common Stock on the date such restrictions expire.

Stock Options. Options granted under the Plan may be "incentive stock options" within the meaning of Section 422 of the Code or nonqualified stock options. The Plan provides for grants of stock options with an exercise price of not less than 100 percent of the fair market value of a share of Common Stock on the date of grant, with a term as specified by the Committee in the grant that will not exceed ten years in the case of an incentive stock option. It is intended that options granted under the Plan will qualify as "performance-based compensation" under Section 162(m) of the Code; therefore, FMC should be entitled to a tax deduction for amounts paid under the Plan, subject to the other prerequisites of Section 162(m) of the Code. Options are exercised by giving written notice to FMC and by tendering payment of the purchase price, which may be in the form of shares of Common Stock. All unexercised options terminate after a certain number of years, or earlier, in the event of termination of employment. Historically, options have been granted to allow the option to continue to be exercisable for limited periods after termination of employment. No option is exercisable after the expiration of its term.

                                                                               5
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Special rules on exercise apply to incentive stock options. Vesting may be accelerated in the event of certain corporate events or transactions, including, but not limited to, stock splits, mergers, consolidations, separations, including spin-offs or other distribution of stock or property of FMC, reorganization, or liquidation, whether or not such transaction results in a change in the number of shares of Common Stock outstanding.

As of December 29, 2000, the aggregate fair market value of shares subject to outstanding options under the Plan was $102,227,661 based upon the closing price of the Common Stock as reported on the New York Stock Exchange on such date. The actual benefits, if any, to the holders of stock options are not determinable prior to exercise, as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of Common Stock on the date of exercise and the exercise price.

Restricted Stock. Since 1995, FMC has granted shares of restricted stock in addition to, or in lieu of stock options to certain employees. Generally, shares of restricted stock vest within three to five years. Shares of restricted stock that have not vested are forfeited upon an employee's termination of employment. Vesting may be accelerated in the event of certain corporate events or transactions, including, but not limited to, stock splits, mergers, consolidations, separations, including spin-offs or other distribution of stock or property of FMC, reorganization, or liquidation, whether or not such transaction results in a change in the number of shares of Common Stock outstanding.

As of December 29, 2000, the aggregate fair market value of shares of restricted stock issued in addition to or in lieu of options was $5,340,905 based upon the closing price of the Common Stock as reported on the New York Stock Exchange on such date. The actual benefits, if any, to the holders of restricted stock are not determinable prior to vesting of the restricted stock, as the value, if any, of such restricted stock is represented by the market price of a share of Common Stock on the date of vesting.

Performance Units. The Plan provides for the grant of performance units to key employees selected by the Committee. These awards are intended to mirror the benefit such employee would have received if the Committee granted the employee an incentive award with restricted stock. It is anticipated that grants of these types will be made to foreign employees in an attempt to reduce the foreign income taxes that would be payable on the grant of restricted stock and will be payable in cash.

SARs. The Plan provides for the grant of SARs to key employees selected by the Committee. These awards are intended to mirror the benefit the employee would have received if the Committee granted the employee a stock option. It is anticipated that grants of these types will be made to foreign employees in an attempt to reduce the foreign income taxes that would be payable on the grant of a stock option and will be payable in cash.

6
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Eligibility. Key employees, directors and consultants of FMC and its divisions, subsidiaries and affiliates (including partnerships, joint ventures or other entities in which FMC has a substantial investment) are eligible to be granted awards under the Plan. If the stockholders approve the increase in the number of shares of Common Stock available for issuance under the Plan, it is intended that a group of approximately 225 employees, including FMC's Chairman and Chief Executive Officer and other executive officers, will be granted awards in 2001 and be participants in the Plan. Benefits to be received or which would have been received if the Plan had been in effect in 2001 are consistent with the benefits provided under the Plan for 2000. Reference should be made to sections captioned "Summary Compensation Table," "Option Grants in 2000" and "Aggregated Option Exercises in 2000 and Year-End Option Values" at pages 22 through 24 of this Proxy Statement for detailed information on stock option and bonus awards and payments or exercise of such awards by certain executive officers during the three most recent fiscal years.

Shares of Stock Subject to the Plan. The aggregate number of shares of Common Stock that may be delivered under the Plan may not exceed 3,800,000 shares, or, if the stockholders do not approve the Board of Directors' increase of 800,000 shares, 3,000,000. The aggregate number of shares may be adjusted by the Committee in the event of certain corporate events or transactions, including, but not limited to, stock splits, mergers, consolidations, separations, including spin-offs or other distribution of stock or property of FMC, reorganization, or liquidation, whether or not such transaction results in a change in the number of shares of Common Stock outstanding. For periods beginning on February 16, 2001, the maximum number of shares of Common Stock that may be subject to incentive awards, restricted stock and performance units will not exceed 450,000. The maximum aggregate amount with respect to each incentive award, award of performance units or award of restricted stock that may be granted, or, that may vest, as applicable, in any calendar year for any individual participant is 500,000 shares of Common Stock or the dollar equivalent of 500,000 shares of Common Stock.

On February 1, 2001, the closing price of the Common Stock traded on the New York Stock Exchange was $71.11 per share, as reported in The Wall Street Journal.

Assignment. No award under the Plan shall be assignable or transferable, other than by will or the laws of descent and distribution or, in the Committee's discretion, for estate planning purposes to certain family members.

Amendment and Termination. The Committee may amend or terminate the Plan so long as such action does not adversely affect any rights or obligations with respect to awards outstanding under the Plan. No amendment of the Plan may increase the maximum number of shares that can be delivered under the Plan or to any one individual without stockholder approval.


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Federal Tax Consequences. Under the Code as currently in effect, a grant under the Plan of stock options, restricted stock (provided elections to receive restricted stock are promptly and timely made by the employee), performance units or SARs would have no federal income tax consequence at the time of grant. The payment of incentive awards in shares of Common Stock or cash, or both, is taxable to a participant as ordinary income. Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Exercise of an incentive stock option has no federal income tax consequences at the time of exercise absent a disqualifying disposition, or the imposition of the alternative minimum tax. Restricted stock is taxable to a participant as ordinary income in the year it becomes vested. Upon a sale of Common Stock acquired under the Plan that is not a disqualifying disposition, participants realize long- or short-term gain or loss, and FMC receives no further deduction. Performance units will generally result in taxable income to the employee upon payment of compensation pursuant to the award, or, if earlier, when such compensation is credited, set aside, or otherwise made available to the employee. Generally, no income will be recognized by the holder of a SAR until the cash appreciation is transferred to the employee pursuant to the exercise of the SAR. All amounts taxable as ordinary income to participants under the Plan in respect of awards are deductible by FMC as compensation, subject to the limitations of Section 162(m) of the Code.

Adjustments. The Committee may adjust the awards of any participant or performance measures. To the extent that such discretion subjects FMC to the limitation on its tax deduction of a participant's compensation as set forth in
Section 162(m) of the Code, the Committee believes that it is in the best interest of FMC and its stockholders to preserve the Committee's authority to so act and that, in any event, such limitation should not have a material effect on FMC's tax liability or earnings.

New Plan Benefits. We cannot currently determine the awards that may be awarded to executive officers, employees, directors or consultants under the Plan.

Required Vote. The Board of Directors adopted the Plan for administrative convenience. The affirmative vote of holders of a majority of FMC's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required only to approve the increase of the total number of shares of Common Stock available for issuance under the Plan by 800,000 shares of Common Stock.

The Board of Directors recommends that stockholders vote FOR the FMC Corporation Incentive Compensation and Stock Plan.

8
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Ratification of Appointment of Independent Public Accountants

The Audit Committee of the Board of Directors has recommended that KPMG LLP continue to serve as FMC's independent public accountants for 2001. KPMG LLP has served as FMC's independent public accountants since 1928. During 2000, we paid KPMG the following fees:

                                                          (000s)
   . Audit Fees                                           $  908
   . Financial Information Systems Design
     And Implementation Fees                                 --
   . All Other Fees
     - Foreign Statutory Audits, Audits of
      other Functions not Required
      for Certification, and Carve-out Audit
      and Tax Assistance for FMC Technologies,
      Inc.                                         $1,257
     - Tax and Other Services                      $1,896
                                                   ------
      Total All Other Fees                                $3,153
                                                          ------
   . TOTAL                                                $4,061

The Audit Committee of our Board of Directors considered the effect of KPMG LLP's non-audit services in assessing the independence of such accountants.

We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as independent public accountants for 2001.

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III. Board of Directors

Nominees for Director

Class III--Term Expiring in 2004
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               B.A. Bridgewater, Jr.
               Principal Occupation: Retired Chairman of the Board of
                 Directors and Chief Executive Officer, Brown Group, Inc., a diversified marketer and retailer of footwear
               Age: 66
               Director Since: 1979
Picture

Mr. Bridgewater held the following positions at Brown Group, Inc.: President, 1979-1989 and again from 1990-1999; Chief Executive Officer, 1982-1999; and Chairman of the Board of Directors, 1985-1999. Brown Group is a diversified marketer and retailer of footwear. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories. From 1964 to 1975, Mr. Bridgewater was associated with McKinsey & Company Inc., as a Director from 1972 to 1975. He also served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is currently a director of EEX Corporation (Houston, TX); and a trustee of Mitretek Systems (McLean, VA); and Washington University (St. Louis, MO). He is an Advisory Director of Schroder Venture Partners, LLC (New York, NY).

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               William F. Reilly
               Principal Occupation: Founder of PRIMEDIA Inc., and Founding
                 Partner of Aurelian Communications, both diversified media companies
               Age: 62
               Director Since: 1992
Picture

Mr. Reilly is the Founder of PRIMEDIA Inc. and a Founding Partner of Aurelian Communications. He served as Chairman and Chief Executive Officer of PRIMEDIA from February 1990 to 1999. From 1980 to 1990, he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was with W.R. Grace beginning in 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Board of Trustees of The University of Notre Dame and the Board of Directors of Barnes & Noble.com, Citymeals-on-Wheels and WNET, the public television station serving the New York area. Picture

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               James R. Thompson
               Principal Occupation: Chairman, Chairman of the Executive
                 Committee and Partner, Law Firm of Winston & Strawn, Chicago, Illinois
               Age: 64
               Director Since: 1991
Picture

Governor Thompson was named Chairman of the Chicago law firm of Winston & Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his terms as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State's Attorney of Cook County. He is a former Chairman of the President's Intelligence Oversight Board and a member of the Board of Directors of the Chicago Board of Trade; Prime Retail, Inc.; Navigant Consulting Group, Inc.; Jefferson Smurfit Group, plc; Prime Group Realty Trust; and Hollinger International, Inc. He serves on the Boards of the Museum of Contemporary Art, the Lyric Opera and the Illinois Math & Science Academy Foundation.

--------------------------------------------------------------------------------

               William G. Walter
               Principal Occupation: Executive Vice President, FMC Corporation
               Age: 55
               Director Since: 2000
Picture

Mr. Walter was elected Executive Vice President of FMC in December 2000. He has been Vice President and General Manager of FMC's Specialty Chemicals Group since 1997. Mr. Walter joined FMC in 1974 as a Business Planner in corporate headquarters. He held several management positions over the next few years. He became General Manager of FMC's former Defense Systems International Division in 1986, Director of Commercial Operations of FMC's Agricultural Chemicals Group in 1991 and General Manager of FMC's Alkali Chemicals Division in 1992.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors Continuing in Office

Class I--Term Expiring in 2002

--------------------------------------------------------------------------------

               Robert N. Burt
               Principal Occupation: Chairman of the Board of Directors and
                 Chief Executive Officer,
               FMC Corporation
               Age: 63
               Director Since: 1989
Picture

Mr. Burt has served as Chairman of the Board of Directors and Chief Executive Officer of FMC since November 1991. From 1977 to 1983, Mr. Burt was General Manager of FMC's Agricultural Chemicals Group and, from 1983 to 1988, General Manager of its Defense Systems Group. Mr. Burt also served as a Vice President of FMC from 1978 to 1988 and as Executive Vice President of FMC from September 1988 until his appointment as Chairman and Chief Executive Officer. He was elected Chairman of the Board of Directors of FMC Technologies, Inc. on February 16, 2001. Mr. Burt is a director of Phelps-Dodge Corporation and Pfizer Inc. He serves on the Board of Trustees of the Orchestral Association of Chicago, and serves on the Boards of Directors of the Rehabilitation Institute of Chicago, Evanston Hospital Corporation and the Chicago Abused Women Coalition. He is Chairman of the Business Roundtable and is on the Board of Trustees and the Executive Committee of Manufacturers Alliance for Productivity and Innovation.

--------------------------------------------------------------------------------


               Asbjorn Larsen
               Principal Occupation: Retired President and Chief Executive
                 Officer, Saga Petroleum ASA, an oil and gas company
               Age: 64
               Director Since: 1999
Picture

Mr. Larsen became President and Chief Executive Officer of Saga Petroleum ASA in January 1979, which merged with Sagapart a.s. on January 1, 1980. He retired on May 15, 1998. He served as President of Sagapart a.s. (limited) in 1973 and from 1976 as Vice President (Economy and Finance) of Saga Petroleum. He was manager of the Norwegian Shipowners' Association from 1966 to 1973 and prior to that held different positions in the Ministry of Foreign Affairs and abroad in the Norwegian Diplomatic Service. He is currently Chairman of the Board of Belships ASA and Vice Chairman of the Board of Saga Fjordbase AS. Mr. Larsen is also a member of the Board of Den norske Bank Holding ASA and Chairman of its Audit Committee, and he is a member of the Boards of DSND Sondenfjeldske ASA, Filadelfia AS, the Norwegian Cancer Hospital, Selvaag Gruppen AS and the Tom Wilhelmsen Foundation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


               Edward J. Mooney
               Principal Occupation: Retired Delegue General--North America,
                 Suez Lyonnaise des Eaux, a global provider of energy, water, waste and communications services
               Age: 59
               Director Since: 1997
Picture

Since March 2000, Mr. Mooney has served as Delegue General--North America, Suez Lyonnaise des Eaux. He was Chairman and Chief Executive Officer of Nalco Chemical Company from 1994 to 2000. He serves as a director of The Northern Trust Company.

--------------------------------------------------------------------------------

               Enrique J. Sosa
               Principal Occupation: Former President of BP Amoco Chemicals
               Age: 60
               Director Since: 1999
Picture

Mr. Sosa was President of BP Amoco Chemicals from January 1, 1999 to April 1999. From 1995 to 1998, he was Executive Vice President of Amoco Corporation. Prior to joining Amoco, Mr. Sosa served as Senior Vice President of The Dow Chemical Company, President of Dow North America and a member of its Board of Directors. Mr. Sosa joined Dow in 1964 and he was elected Vice President of Dow in 1990, Senior Vice President of Dow in 1991 and President of Dow North America in 1993. Mr. Sosa is currently a director of DSM of the Netherlands.

--------------------------------------------------------------------------------

Class II--Term Expiring in 2003

--------------------------------------------------------------------------------


               Patricia A. Buffler
               Principal Occupation: Dean Emerita and Professor of
                 Epidemiology, School of Public Health, University of California, Berkeley
               Age: 62
               Director Since: 1994
Picture

Dr. Buffler served as Dean of the School of Public Health, University of California, Berkeley, from 1991 to 1998 and as a Professor since 1991. She received her BSN from Catholic University of America in 1960, and a master's degree in health administration and epidemiology and a Ph.D. in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She currently serves as an advisor to the World Health Organization, the National Institutes of Health, the U.S. Public Health Service Centers for

--------------------------------------------------------------------------------

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Disease Control and Prevention, the U.S. Environmental Protection Agency and
the National Research Council. She was elected as a Fellow of the American Association for the Advancement of Science in 1992 and served as an officer for the Medical Sciences section from 1994--2000. She has served as President for the Society for Epidemiologic Research (1986), the American College of Epidemiology (1992), and the International Society for Environmental Epidemiology (1992-1993). She is a Board member of the National Urban Air Toxics Research Center and the Lovelace Respiratory Research Institute. From 1993 to 1998, she served on the University of California President's Council on National Laboratories and chaired the Council's Panel on Environment, Health and Safety. In 1994, she was elected to the Institute of Medicine, National Academy of Sciences. Dr. Buffler is currently a Visiting Scientist at the World Health Organization's International Agency for Research on Cancer in Lyon, France.

--------------------------------------------------------------------------------

               Joseph H. Netherland
               Principal Occupation: President, FMC Corporation
               Age: 54
               Director Since: 1999
Picture

Mr. Netherland was elected President of FMC in June 1999 after serving as Executive Vice President of FMC since 1998. He has been the General Manager of FMC's Energy and Transportation Group since 1992. Mr. Netherland joined FMC in 1973 as a Business Planner for the Machinery Group, and he held several management positions over the next few years. He was elected a Vice President of FMC in 1987. Mr. Netherland became General Manager of the former Petroleum Equipment Group in 1985 and General Manager of FMC's former Specialized Machinery Group in April 1989. He was elected Chief Executive Officer, President and Director of FMC Technologies, Inc. on February 16, 2001. Mr. Netherland is a former chairman of the Petroleum Equipment Suppliers Association. He serves on the board of directors of the American Petroleum Institute and the Petroleum Equipment Suppliers Association. Mr. Netherland is also a member of the Advisory Board of the Department of Engineering at Texas A&M University and is a member of the President's Council at Georgia Institute of Technology.

--------------------------------------------------------------------------------

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               Albert J. Costello
               Principal Occupation: Retired Chairman, President and Chief
                 Executive Officer, W. R. Grace & Co.
               Age: 65
               Director Since: 1995
Picture

Since May 1995, Mr. Costello served as Chairman, President and Chief Executive Officer of W.R. Grace & Co. He retired from W.R. Grace & Co. on December 31, 1998. Before joining W.R. Grace & Co., he served as chairman of the board of directors and chief executive officer of American Cyanamid Company from April 1993 through December 1994, when it was acquired by American Home Products. Mr. Costello is a director of Becton Dickinson and Company. Mr. Costello is also a director of Eva's Kitchen & Sheltering Program and St. Joseph's Hospital & Medical Center System Board, both located in Paterson, NJ.

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                                                                              15

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IV. Information About the Board of Directors

Meetings

During 2000, the Board of Directors held six (6) regular meetings and one (1) special meeting. All incumbent directors attended at least seventy-five percent (75%) of the total number of meetings of the Board and all committees on which they served.

Committees

The Board of Directors has five (5) standing committees: an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Board Procedures Committee and a Public Policy Committee.

Audit Committee

The Board of Directors has adopted a written charter that outlines the duties of the Audit Committee. A copy of this charter is attached as Appendix B. The principal duties of this Committee, among other things, include:

 . Review the effectiveness and adequacy of FMC's financial organization and internal controls

 . Review the annual report, proxy and other financial representations and ensure that FMC's financial reports fairly represent its operations

 . Review the effectiveness and the scope of activities of the independent public accountants and internal auditors

 . Review significant changes in accounting policies

 . Recommend the selection of the independent public accountants and review the independence of such accountants

 . Review potentially significant litigation

 . Review Federal income tax issues and related reserves

Members: Mr. Reilly (Chair), Dr. Buffler, Mr. Larsen, Mr. Mooney and Mr. Sosa-- all outside directors. All of the members of the Audit Committee are "Independent" as defined in the listing requirements for the New York Stock Exchange.

Number of Meetings in 2000: 3

Compensation and Organization Committee

Duties:

 . Review and approve compensation policies and practices for top executives

 . Establish the total compensation for the Chief Executive Officer and President

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 . Review and approve major changes in FMC's employee benefit plans

 . Review short- and long-term incentive plans and equity grants

 . Review significant organizational changes and management succession planning

 . Recommend to the Board of Directors candidates for officers of FMC


Members: Mr. Costello (Chair), Mr. Bridgewater, Mr. Davies, Mr. Mooney and Mr. Reilly--all outside directors

Number of Meetings in 2000: 4

Executive Committee

Duties:

Acts in place of the Board of Directors when the full Board of Directors is not in session

Members: Mr. Burt (Chair), Mr. Bridgewater, Mr. Davies and Mr. Reilly--all outside directors except Mr. Burt

Number of Meetings in 2000: None

Nominating and Board Procedures Committee

Duties:

 . Review and recommend candidates for director

 . Recommend Board of Directors meeting formats and processes

 . Oversee corporate governance

 . Review and approve director compensation policies


If a stockholder wishes to recommend a nominee for director, the recommendation should be sent in a timely manner to the Corporate Secretary at the address appearing on the notice of annual meeting. All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. All serious recommendations will be considered by the Nominating and Board Procedures Committee.

Members: Mr. Thompson (Chair), Mr. Costello, Mr. Bridgewater, Mr. Yeutter and Mr. Larsen--all outside directors

Number of Meetings in 2000: 2

Public Policy Committee

Duties:

 . Review FMC's government and legislative programs and relations

 . Oversee FMC's legal compliance efforts

--------------------------------------------------------------------------------

 . Assess FMC's efforts to improve employee involvement in local plant communities

 . Review the activities of FMC's charitable foundation

 . Review FMC's public relations initiatives and its environment, safety and process safety compliance

Members: Dr. Buffler (Chair), Mr. Netherland, Mr. Sosa, Mr. Thompson and Mr. Yeutter--all outside directors except Mr. Netherland

Number of Meetings in 2000: 2

Board of Directors Compensation and Relationships

Compensation Plan. Effective January 1, 1997, the Board of Directors approved the FMC 1997 Compensation Plan for Non-Employee Directors, a comprehensive compensation plan for directors, and terminated the directors' retirement plan. Effective May 1, 2000, the Board of Directors approved the restatement of the FMC 1997 Compensation Plan for Non-Employee Directors as the FMC Corporation Compensation Plan for Non-Employee Directors to provide for the grant of restricted stock units.

Retainer and Fees. Each director who is not also an officer is paid an annual retainer of $40,000. At least $25,000 of the annual retainer is paid in deferred stock units with an initial value equal to the deferred amount, which are payable in Common Stock upon death or retirement from the Board of Directors. The remainder is paid in quarterly installments in cash, or, at the election of the non-employee director, may be deferred and invested in a stock account that will be credited with units representing Common Stock at the fair market value of the Common Stock on the date of the election with an initial value equal to the deferred amount. Each non-employee director will also receive $1,000 for each Board of Directors' meeting and Board of Directors' committee meeting attended, and each director is reimbursed for reasonable incidental expenses. Each non-officer director who chairs a committee is paid an additional $4,000 per year.

Restricted Stock Units: On May 1, 2000, FMC granted each director 800 units of restricted stock, which are payable in Common Stock upon retirement from the Board of Directors or death.

Options: On May 1, 1997, 1998 and 1999, FMC granted each director options to purchase shares of Common Stock at prices ranging from $64.36 to $77.31 per share. The exercise price equals the fair market value of the shares at the date of grant. The options have a 10-year life and become exercisable approximately one year after the date of grant.

Other Compensation. Officers of FMC do not receive any additional compensation for their service as directors. No other remuneration is paid to directors. Directors who are not FMC employees do not participate in FMC's employee benefit plans.

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Certain Relationships and Related Transactions. Mr. Thompson is chairman of the law firm of Winston & Strawn, which provides legal services to FMC. In addition, FMC or its subsidiaries did business in 2000 with certain organizations where FMC directors now serve, or during 2000 did serve, as officers or directors. In no case have the amounts involved been material in relation to FMC's business or, to the knowledge and belief of FMC's management, to the business of the other organizations or to the individuals concerned.
Such transactions were on terms no less favorable to FMC than were reasonably available from unrelated third parties.

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V. Security Ownership of FMC

Management Ownership

The following table shows, as of February 2, 2001, the number of shares of Common Stock beneficially owned by each director and nominee, the Chairman and Chief Executive Officer, the four other most highly compensated executive officers and all directors and executive officers as a group. Except for Mr. Burt, each director and each executive officer named in the Summary Compensation Table beneficially owns less than one percent of the Common Stock.

                          Beneficial Ownership on
                             February 2, 2001
                          -----------------------
                               Common Stock
      Name                        of FMC          Percent of Class
      ----                ----------------------- ----------------
      B. A. Bridgewater,
       Jr. (2)..........            11,912
      Patricia A.
       Buffler (2)......             6,845
      Robert N. Burt
       (1)..............           453,633              1.5%
      Albert J. Costello
       (2)..............             8,296
      Paul L. Davies,
       Jr. (2)(3).......            46,487
      Robert I. Harries
       (1)..............            98,595
      Asbjorn Larsen
       (2)..............             3,557
      Edward J. Mooney
       (2)..............             5,475
      Joseph H.
       Netherland (1)...           112,625
      William F. Reilly
       (2)..............            20,773
      William H.
       Schumann III (1).            64,396
      Enrique Sosa (2)..             2,057
      James R. Thompson
       (2)..............             8,339
      William G. Walter
       (1)..............            57,904
      Clayton Yeutter
       (2)..............             9,565
      All directors and
       executive
       Officers as a
       group (22)
       persons (1)(2)...         1,130,058              3.7%

------
(1) Shares "beneficially owned" include: (i) shares owned by the individual;
    (ii) shares held by the FMC Corporation Savings and Investment Plan ("Savings Plan") for the account of the individual as of December 31, 2000; and (iii) shares subject to options that are exercisable within 60 days and restricted stock shares that will vest within 60 days. Item (iii) in the aggregate are 379,456 shares for Mr. Burt; 110,474 shares for Mr. Netherland; 56,500 shares for Mr. Schumann; 52,543 shares for Mr. Walter; 87,532 shares for Mr. Harries; and 870,300 shares for all directors and executive officers as a group. These numbers do not include shares held in the Savings Plan that may be voted by the Savings Plan trustee if the beneficial owners do not exercise their right to direct such vote (see footnote 2 on page 21 of this Proxy Statement).
(2) Includes shares subject to options granted, restricted stock and deferred stock units credited to individual accounts of non-employee directors under the FMC Corporation Plan for Non-Employee Directors and predecessor plans. (See "Compensation Plan", "Restricted Stock Units" and "Options", page 18

--------------------------------------------------------------------------------
  of this Proxy Statement). As of February 2, 2001, the number of shares and units credited to directors under those plans were as follows: Mr. Bridgewater, 10,912; Dr. Buffler, 6,845; Mr. Costello, 7,596; Mr. Davies, 12,487; Mr. Larsen, 3,557; Mr. Mooney, 4,975 Mr. Reilly, 8,733; Mr. Sosa,
  2,057; Mr. Thompson, 8,339 and Mr. Yeutter, 9,565. Directors have no power to vote or dispose of shares representing such units until distributed after the director retires from the Board of Directors and, until such distribution, directors have only an unsecured claim against FMC.
(3) Includes 25,000 shares owned by Mr. Davies as direct beneficial owner;
    2,000 shares held in trust of which Mr. Davies is the trustee; and 7,000 shares which are owned by Mr. Davies' wife and in which Mr. Davies disclaims beneficial ownership.

Other Security Ownership

FMC knows that the persons listed below own more than five percent of FMC's Common Stock (determined as set forth in footnote (1) to the table) as of February 2, 2001:

 Name and Address of Beneficial          Amount and Nature of        Percent of
             Owner                       Beneficial Ownership         Class (1)
 ------------------------------          --------------------        ----------
FMC Corporation Master Trust c/o  4,878,000 shares held in trust for    15.9%
 Fidelity Management              participants in the employee
 Trust Company                    401(k) plans (2)
 82 Devonshire Street
 Boston, MA 02109
Sanford C. Bernstein & Co., Inc.  3,163,000 shares (3)                  10.3%
 767 Fifth Avenue
 New York, New York 10153

------
(1) Percentages are calculated on the basis of the amount of outstanding shares (exclusive of treasury shares) plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(2) These shares are held in trust for the beneficial owners (the participants in the two FMC 401(k) plans) and may be voted by the trustee, as directed by FMC or an independent fiduciary designated by FMC, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.
(3) The number of shares of stock beneficially owned was determined by a review of Schedules 13G, as amended, as supplemented by Schedules 13F filed with the Securities and Exchange Commission and which state that the beneficial owners had sole voting or dispositive power as to all of the shares shown.

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VI. Executive Compensation

The following tables, charts and narrative show all compensation awarded, paid to or earned by the Chairman and Chief Executive Officer and each of the four most highly compensated executive officers other than the Chairman and Chief Executive Officer during the years shown.

Summary Compensation Table

                                                     Long-Term Compensation
                                                 -------------------------------
                                                        Awards          Payouts
                                                 --------------------- ---------
                                                                                   All
                                    Annual       Restricted Securities            Other
                                 Compensation      Stock    Underlying   LTIP    Compen-
                               -----------------   Award     Options/   Payouts  sation
   Name and Principal          Salary  Bonus(1)    (2)(3)      SARs     (1)(2)     (4)
        Position          Year   ($)      ($)       ($)        (#)        ($)      ($)
          (A)             (B)     C       (D)       (E)        (F)        (G)      (H)
   ------------------     ---- ------- --------- ---------- ---------- --------- -------


ROBERT N. BURT            2000 928,175 1,439,042  535,669     49,700           0 193,655(5)
Chairman of the Board &   1999 883,986   371,275  106,059     76,320   1,087,034  94,007
 Chief Executive Officer  1998 841,890   400,021   44,822     63,600     451,078  79,007

JOSEPH H. NETHERLAND      2000 583,533   735,076  350,438     32,500           0 140,222(5)
President                 1999 530,828   187,341  337,767     40,000     596,632 106,797
                          1998 465,388   141,579  765,015     21,000     681,784 522,738(5)

WILLIAM H. SCHUMANN III   2000 372,294   352,339  140,175     12,700           0  34,244
Senior Vice President &   1999 309,948   104,607  294,875     13,800     199,359 100,703(5)
 Chief Financial Officer  1998 277,716    34,437        0     11,500           0  13,207

WILLIAM G. WALTER         2000 341,185   341,301  405,875      9,000           0  29,841
Executive Vice            1999 311,644    64,822    9,923     13,800     206,563  32,558
 President-Chemicals      1998 297,728    59,546   10,140     11,500     204,646  18,115

ROBERT I. HARRIES         2000 362,244   299,975  115,144     10,600           0  31,890
Vice President            1999 341,736    82,017  373,455     16,200     253,704  24,322
                          1998 328,596    65,719    1,996     13,500      20,225  30,128

------
(1) Beginning in 2000, the Plan provided for annual bonuses to be paid based on performance against specified objectives for individual and overall corporation results (Column D). Previously, the Plan provided for bonuses to be paid based upon individual performance (Column D) and for FMC's achievement of specified objectives during multi-year periods that commenced annually (Column G). The amount of the long-term payouts was not determined until the applicable performance period ended. Prior to 2000, payouts were made in cash and/or Common Stock. Beginning in 2000, payouts were made in cash. The Plan is described in greater detail under "Approval of the FMC Corporation Incentive Compensation and Stock Plan" on page 3 of this Proxy Statement.
(2) The five officers listed in the table held restricted shares on December 31, 2000 with a value based on the closing market price per share of FMC Common Stock on December 29, 2000, the last trading day of the year, as follows: Mr. Burt, 33,983 shares at $2,436,156; Mr. Netherland, 34,654 shares at $2,484,259; Mr. Schumann, 9,800 shares at $702,538; Mr. Walter, 12,805 shares at $917,958 and Mr. Harries, 12,675 shares at $908,639.
    Dividends will not be paid on these restricted shares unless FMC pays dividends on all its Common Stock.

--------------------------------------------------------------------------------
(3) Prior to 2000, officers had the option to take a portion of the long-term payout subject to a three-year limitation on resale. As a result, each became eligible for an additional 20% payout in the form of Common Stock. These additional shares are included in Column E for 1999 and 1998 at market value as of the date of grant. This amount will be forfeited should the executive voluntarily terminate prior to the end of the applicable three-year period. See "Approval of the FMC Corporation Incentive Compensation and Stock Plan" on page 3 of this Proxy Statement.
(4) Includes annual FMC matching contributions to the Savings Plan and the FMC Corporation Non-Qualified Savings and Investment Plan.
(5) These amounts include $51,522 for Mr. Burt for personal use of FMC's aircraft in 2000; payments of $44,749 and $460,423 to Mr. Netherland for relocation expenses in 2000 and 1998, respectively; and a payment of $83,480 to Mr. Schumann for relocation expenses in 1999.

Option Grants in 2000

The table below shows information on grants of stock options in 2000. FMC made those grants under the Plan to the officers named in the Summary Compensation Table. FMC did not grant stock appreciation rights under the Plan during 2000.

                                        Percent
                                          of
                            Number of    Total
                            Securities  Options
                            Underlying  Granted  Exercise              Grant
                             Options      to     or Base               Date
                            Granted in Employees  Price   Expiration  Present
                             2000(#)    In 2000   ($/SH)     Date    Value ($)
         Name (A)              (B)        (C)      (D)        (E)       (F)
         --------           ---------- --------- -------- ---------- ---------
Robert N. Burt.............   49,700     24.9     50.56    2/10/10   1,407,504
Joseph H. Netherland.......   32,500     16.3     50.56    2/10/10     920,400
William H. Schumann III....   12,700      6.4     50.56    2/10/10     359,664
William G. Walter..........    9,000      4.5     50.56    2/10/10     254,880
Robert I. Harries..........   10,600      5.3     50.56    2/10/10     300,192

We used the Black-Scholes option pricing model to value these options as of the date granted, February 10, 2000. The model assumed: an option term of 10 years; an interest rate of 6.52 percent that represents the interest rate on a long-term U.S. Treasury security; an assumed annual volatility of underlying stock of 28.86 percent; and no dividends being paid. FMC made no assumptions regarding restrictions on vesting or the likelihood of vesting.

The ultimate values of the options will depend on the future market price of FMC's Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an option holder will realize when exercising an option will depend on the excess of the market value of FMC's Common Stock over the exercise price on the date the option is exercised.

--------------------------------------------------------------------------------

Aggregated Option Exercises in 2000 and Year-End Option Values

Shown below is information with respect to options to purchase FMC's Common Stock exercised in 2000 by the officers named in the Summary Compensation Table and the value of unexercised options held by them at December 31, 2000.

                                   Number of Securities
               Shares             Underlying Unexercised   Value of Unexercised in-
              Acquired          Options/SARs at 12/31/2000   the-Money Options at
                 On     Value              (#)                 12/31/2000 ($)(1)
              Exercise Realized -------------------------- -------------------------
                (#)      ($)    Exercisable/Unexercisable  Exercisable/Unexercisable
 Name (A)       (B)      (C)               (D)                        (E)
 --------     -------- -------- -------------------------- -------------------------
Robert N.
 Burt......     --       --                309,800/189,620       5,643,052/2,972,037
Joseph H.
 Netherland.    --       --                 86,900/ 93,500       1,723,059/1,671,610
William H.
 Schumann
 III.......     --       --                 45,000/ 38,000         694,528/  615,823
William G.
 Walter....     --       --                 38,000/ 34,300         836,274/  537,679
Robert I.
 Harries...     --       --                 72,600/ 40,300       1,403,562/  631,923

------
(1) The closing price of FMC's Common Stock at December 29, 2000, the last trading day of 2000, was $71.69.

Retirement Plans

The following table shows the estimated annual retirement benefits under FMC's pension plan (and its supplements) for eligible salaried employees (including officers) payable upon retirement at age 65 (normal retirement age) in 2001 at various levels of salary and years of service. Payment of benefits shown is contingent on the continuation of the present plan (and its supplements) until the employee retires.

                               Pension Plan Table

                          Estimated Annual Retirement Benefits for Years of
                                          Service Indicated
                        -----------------------------------------------------
                           15       20       25       30       35       40
Final Average Earnings   years    Years    Years    Years    Years    Years
----------------------  -------- -------- -------- -------- -------- --------
$  150,000              $ 30,959 $ 41,279 $ 51,599 $ 61,918 $ 72,238 $ 83,488
$  250,000              $ 53,459 $ 71,279 $ 89,099 $106,918 $124,738 $143,488
$  350,000              $ 75,959 $101,279 $126,599 $151,918 $177,238 $203,488
$  450,000              $ 98,459 $131,279 $164,099 $196,918 $229,738 $263,488
$  550,000              $120,959 $161,279 $201,599 $241,918 $282,238 $323,488
$  650,000              $143,459 $191,279 $239,099 $286,918 $334,738 $383,488
$  900,000              $199,709 $266,279 $332,849 $399,418 $465,988 $533,488
$1,150,000              $255,959 $341,279 $426,599 $511,918 $597,238 $683,488
$1,300,000              $289,709 $386,279 $482,849 $579,418 $675,988 $773,488
$1,450,000              $323,459 $431,279 $539,099 $646,918 $754,738 $863,488

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------
(1) "Final Average Earnings" in the table means the average of covered compensation for the highest 60 consecutive calendar months out of the 120 calendar months immediately before retirement. Covered compensation includes amounts appearing in Columns (C), (D), and (G) of the Summary Compensation Table on page 22 of this Proxy Statement.
(2) At February 1, 2001, Messrs. Burt, Netherland, Schumann, Walter and Harries had, respectively, 27, 27, 19, 26 and 23 years of credited service under the pension plan (and its supplements).
(3) Applicable benefits for employees whose years of service and earnings differ from those shown in the table are equal to (A + B) times C where:
    (A) equals 1% of allowable Social Security covered compensation ($37,212 for a participant retiring at age 65 in 2001) times years of credited service (up to a maximum of 35 years) plus 1.5% of the difference between Final Average Earnings and allowable Social Security compensation times years of credited service (up to a maximum of 35 years); (B) equals 1.5% of Final Average Earnings times years of credited service in excess of 35 years; and (C) equals the ratio of credited service at termination to credited service projected to age 65.
(4) The amounts shown will not be reduced by Social Security benefits or other offsets. As the Code limits the annual benefits that may be paid from a tax-qualified retirement plan, FMC has adopted permitted supplemental arrangements to maintain total benefits during retirement at the levels shown in the table.

Termination and Change of Control Arrangements

Plan and Participants. As recommended by the Committee, the Board of Directors adopted an Executive Severance Plan in 1983, amended it in 1997 and amended and restated it in 2000. Approximately 35 officers and managers participate in the plan. The participants include all the individuals listed in the Summary Compensation Table.

Benefits. If a change in control (as described below) of FMC occurs and if, within two years of that change of control, a participant's employment is terminated without cause or a participant voluntarily terminates his or her employment because his or her duties, location, salary, compensation or benefits are changed or are reduced, then the participant is entitled to benefits from FMC. In general, those benefits include: (i) a lump sum payment of three, two or one (depending on position) times salary and highest target management incentive award; (ii) immediate vesting of long-term incentive awards, restricted stock and stock options; (iii) continuation of medical and other benefits for up to three years; and (iv) distribution of accrued retirement and 401(k) plan benefits. FMC will compensate the participant for any excise tax liability as a result of payments under the plan. The Chairman and Chief Executive Officer; the President; the Senior Vice President and Chief Financial Officer; and the Senior Vice President and General Counsel can also receive these benefits if they voluntarily terminate their employment with FMC within the 13th month after a change in control of FMC.

Change in Control. In general, the following transactions are considered as changes in control under the plan: (a) a third party's acquisition of 20 percent or more of FMC's Common Stock; (b) a change in the majority of the Board of Directors; (c) completing certain reorganization, merger or consolidation transactions or a sale of all or substantially all of FMC's assets; or (d) the complete liquidation or dissolution of FMC.

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Report of the Committee on Executive Compensation

The Report of the Committee on executive compensation that follows shall not be deemed to be incorporated by reference into any filing made by FMC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent FMC incorporates that Report by specific reference.

Goals. FMC's executive compensation program is designed to align total compensation with stockholder interests. The program:

 . Incents and rewards executives for sound business management and improvement in stockholder value

 . Balances its components so that both short- and longer-term operating and strategic objectives are recognized

 . Requires achieving objectives within a "high-performance" environment to be rewarded financially

 . Attracts, motivates and retains executives necessary for the long-term success of FMC

The program consists of three different compensation components: base salary; variable cash incentive awards; and long-term incentive awards (stock options and restricted stock).

Base salary. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most comprehensive survey data for review, the group of companies in the surveys is broader than the Dow Jones Diversified Industrial Index and includes a majority of comparable companies at the Fortune 500 level. Performance graph companies are well represented.

Salary ranges for FMC executives are established based on similar positions in other companies of comparable size and complexity. Generally, FMC sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Performance levels within the ranges are delineated to recognize different levels of performance ranging from "needs improvement" to "exceptional". As a result, although nominally targeted to fall at or near the 50th percentile of such comparable organizations, compensation may range anywhere within the salary bracket based on performance.

Starting placement in a salary range is a function of an employee's skills, experience, expertise and anticipated job performance. Each year performance is evaluated against mutually agreed upon objectives and performance standards that may, in part, be subjective; a performance rating is established; and a salary increase may be granted.

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Performance factors used may include timely responses to downturns in major markets, setting strategic direction, making key management changes; divesting businesses and acquiring new businesses, continuing to improve operating efficiency; and developing people and management capabilities. The relative importance of each of these factors varies based on the strategic thrust and operating requirements of each of the businesses.

Mr. Burt last received a base salary increase of 5.0% in 2000. His salary will be reviewed in early 2001 using the performance factors listed above.

Management Incentive Awards. The Plan provides for annual cash incentives for achievement of both individual performance targets and business performance targets based on performance goals, including net contribution and improvement of return on investment and earnings per share. The Committee oversees Plan objectives and design as well as the setting of performance targets and approval of Plan results. Participation in the Plan is based on opportunity to influence performance and growth at FMC, position level, competitive practice for similar positions, performance and potential. Achieving high standards of business and individual performance are rewarded financially, and significant compensation is at risk if these high standards are not met. For participating managers, target incentives approximate 24 percent to 80 percent of base salary, while actual payments can range from zero to three times target incentive.

The annual performance incentive (the "API") is the individual performance target, and generally comprises 30 to 50 percent of the total target incentive. This incentive is less quantitative than the business performance incentive (the "BPI"). The API varies with individual performance and can range from zero to two times the target percentage. It is awarded based on achieving annual objectives set for the individual's most important business responsibilities.

For Mr. Burt in 2000, these included such wide-ranging objectives as evaluating and recommending alternatives to create greater stockholder value; executing FMC's initial public offering of its machinery businesses and ultimate distribution of such businesses; increasing earnings and return on investment; management of FMC's portfolio of businesses; improving operating performance and market position; leadership and people development; executive succession planning; corporate strategy development; diversity; and safety performance. Mr. Burt's combined API and BPI for 2000, shown as "Bonus" in Column D of the Summary Compensation Table, was $1,439,042.

Equity Awards. The Plan is designed to link closely the long-term reward of executives with increases in stockholder value and gives the Committee broad discretion to select the appropriate types of rewards. Equity awards under the Plan in 2000 consisted of nonqualified stock options and restricted stock, with vesting periods for both types of grants of three years. Stock options have a term of 10 years and generally expire upon

--------------------------------------------------------------------------------
termination of employment unless such termination is a result of death, disability or retirement, or not for cause, in which case the option may be exercised for periods beyond termination of employment, but not beyond the term of the option. The exercise price of options is the fair market value of Common Stock on the date of the grant. To determine the number of options and/or shares of restricted stock to be granted to an executive, we establish an award level based on an executive's salary grade while considering competitive industry practice as provided by an independent, outside consultant. In approving grants under the Plan, the number of options and shares of restricted stock previously awarded to and held by executive officers is considered, but is not regarded as a significant factor in determining the size of the current awards. Mr. Burt's 2000 option grant is as indicated on page 23 in this Proxy Statement in the section headed "Option Grants in 2000." His restricted stock grant appears in Column E of the Summary Compensation Table on page 22 of this Proxy Statement.

Section 162(m) Deductibility. The Committee is advised that the Plan meets the requirements for deductibility under Section 162(m) of the Code. However, not all grants that may be made under the Plan or that have been made under the Plan meet all requirements for deductibility under Section 162(m) of the Code. However, unless the amounts involved become material, the Committee believes that it is more important to preserve its flexibility under the Plan to craft appropriate incentive awards. The Committee continues to believe that this is not a currently significant issue and will continue to monitor the issue prospectively.

Stock Ownership Policy. FMC has established guidelines setting expectations for the ownership of FMC stock by officers and management. The guidelines for stock retention are based on a multiple of two to five times the employee's total compensation midpoint. The Plan include incentives and enhancements to help executives meet these guidelines. All of the executives named in this proxy exceed or meet their respective stock retention guidelines.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

                    Albert J. Costello, Chairman
                    B.A. Bridgewater
                    Paul L. Davies, Jr.
                    Edward J. Mooney
                    William F. Reilly

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Stockholder Return Performance Presentation

The following chart compares the yearly percentage change in the cumulative stockholder return on FMC's Common Stock against the cumulative total return of the S&P Composite--500 Stock Index and the Dow Jones Diversified Industrials Index. The comparison is for a five-year period beginning January 1, 1996 and ending December 31, 2000.


                                   [LINE CHART]


December 31     1995       1996       1997       1998       1999       2000
-------------------------------------------------------------------------------
FMC            100.00     103.70      98.24      82.81      84.75     106.01
S&P 500        100.00     120.26     157.62     199.57     238.54     214.36
DJDIA          100.00     124.87     162.41     161.24     174.81     171.16

                                                         January 1, December 31,
                                                            2000        2000
                                                         ---------- ------------
FMC.....................................................   100.00      125.1
Oil Services............................................   100.00      140.0
DJDIA...................................................   100.00       97.9
S & P 500...............................................   100.00       89.9
S&P Chemicals...........................................   100.00       81.5

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VII. Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

FMC has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities Exchange Act of 1934 on behalf of its officers and directors. Based on a review of forms filed and information provided by officers and directors to FMC, FMC believes that all
Section 16(a) reporting requirements were fully met.

Audit Committee Report

The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by FMC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent FMC incorporates such Report by specific reference.

The Audit Committee of the Board of Directors has:


 . Reviewed and discussed the audited financial statements with management;

 . Discussed with KPMG LLP, FMC's independent public accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61; and

 . Received the written disclosures and the letter from KPMG LLP as required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP its independence.

In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in FMC's Annual Report on Form 10-K for the year ended December 31, 2000.

The preceding report has been furnished by the following members of the Audit
Committee:

                    William F. Reilly, Chairman
                    Patricia A. Buffler
                    Asbjorn Larsen
                    Edward J. Mooney
                    Enrique J. Sosa

Proposals for the 2002 Annual Meeting

Stockholders may make proposals to be considered at the 2002 Annual Meeting. To be included in the proxy statement and form of proxy for the 2002 Annual Meeting, stockholder proposals for the 2002 Annual Meeting must be received not later than November 19, 2001, at FMC's principal executive offices, 200 East Randolph Drive, Chicago, Illinois 60601.

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FMC's By-Laws provide that no business may be brought before an annual meeting unless: specified in the notice of meeting; otherwise brought before the meeting by or at the direction of the Board of Directors; or brought by a stockholder who has delivered notice to FMC (containing certain information specified in the By-Laws) not less than 60 or more than 90 days before the date of the meeting. If FMC provides less than 70 days notice or public disclosure of the date of the annual meeting, then a stockholder may bring business before that meeting if FMC receives notice from that stockholder within 10 days of FMC's notice or public disclosure.

A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, FMC Corporation, 200 East Randolph Drive, Chicago, Illinois 60601.

Expenses Relating to this Proxy Solicitation

FMC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, FMC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. FMC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of FMC stock and obtaining the proxies of those owners. FMC has retained Corporate Investor Communications, Inc. of Carlstadt, New Jersey to assist in the solicitation of proxies. FMC will pay the cost of such assistance, which is estimated to be $7,000, plus reimbursement for out-of-pocket fees and expenses.

                      Stephen F. Gates
                      Senior Vice President, General
                      Counsel and Secretary

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                                                                      APPENDIX A

                                                       FMC CORPORATION INCENTIVE
                                                     COMPENSATION AND STOCK PLAN

SECTION 1. HISTORY AND PURPOSE

1.1 History. In 1995 the Company's stockholders approved the adoption of the FMC 1995 Stock Option Plan and the FMC 1995 Management Incentive Plan with 3,000,000 shares of Common Stock available for issuance under the two plans combined. Effective as of February 16, 2001, the Board merged the FMC 1995 Management Incentive Plan with and into the FMC 1995 Stock Option Plan, and the FMC 1995 Stock Option Plan was restated as provided herein, and renamed the FMC Corporation Incentive Compensation and Stock Plan. Also effective as of February 16, 2001, the Board approved an addition to the authorization of shares available for issuance under the Plan of 800,000 shares of Common Stock, making the total shares available for issuance under the Plan 3,800,000.

In 2000, the Committee adopted the FMC Corporation Stock Appreciation Rights and Phantom Stock Plan to provide equity-based cash compensation to foreign employees in an effort to reduce the foreign income taxes that would otherwise be payable by such foreign employees if they received traditional grants under the Plan. The FMC Corporation Stock Appreciation Rights and Phantom Stock Plan was merged with and into the Plan effective as of February 16, 2001.

1.2 Purpose. The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants of the Company and its Affiliates.

SECTION 2. DEFINITIONS

2.1 General. For purposes of the Plan, the following terms are defined as set forth below:

  (a) "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company, including, without limitation any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

  (b) "Award" means a Management Incentive Award, Stock Option, Stock Appreciation Right, Performance Unit, Restricted Stock or other award authorized under the Plan.

  (c) "Award Cycle" means a period of consecutive fiscal years or portions thereof designated by the Committee over which Awards are to be earned.

  (d) "Board" means the Board of Directors of the Company.

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  (e) "Business Unit" means a unit of the business of the Company or its
      Affiliates as determined by the Committee and the CEO.

  (f) "Capital Employed" means operating working capital plus net property, plant and equipment.

  (g) "Cause" means (1) "Cause" as defined in any Individual Agreement to which the participant is a party, or (2) if there is no such Individual Agreement, or, if it does not define "Cause": (A) the participant having been convicted of, or pleading guilty or nolo contendere to, a felony under federal or state law; (B) the Willful and continued failure on the part of the participant to substantially perform his or her employment duties in any material respect (other than such failure resulting from Disability), after a written demand for substantial performance is delivered to the participant that specifically identifies the manner in which the Company believes the participant has failed to perform his or her duties, and after the participant has failed to resume substantial performance of his or her duties within thirty (30) days of such demand; or (C) Willful and deliberate conduct on the part of the participant that is materially injurious to the Company or an Affiliate; or (D) prior to a Change in Control, such other events as will be determined by the Committee. The Committee will, unless otherwise provided in an Individual Agreement with the participant, determine whether "Cause" exists.

  (h) "CEO" means the Company's chief executive officer.

  (i) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 14.2 and 14.3, respectively.

  (j) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

  (k) "Committee" means the Compensation and Organization Committee of the Board, or such other committee as the Board may from time to time designate.

  (l) "Common Stock" means (1) the common stock of the Company, par value $.10 per share, subject to adjustment as provided in Section 4.1 Shares Available for Issuance; or (2) if there is a merger or consolidation and the Company is not the surviving corporation, the capital stock of the surviving corporation given in exchange for such common stock of the Company.

  (m) "Company" means FMC Corporation, a Delaware corporation.

  (n) "Covered Employee" means a participant who has received a Management Incentive Award, Restricted Stock or Performance Units, who has been designated as such by the Committee and who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Management Incentive Award, Restricted Stock or Performance Units are expected to be taxable to such participant.

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  (o) "Disability" means, unless otherwise provided by the Committee, (1)
      "Disability" as defined in any Individual Agreement to which the participant is a party, or (2) if there is no such Individual Agreement, or, if it does not define "Disability," permanent and total disability as determined under the Company's long-term disability plan.

  (p) "Dividend Equivalent Rights" means the right to receive cash, Stock Options, Restricted Stock or Performance Units, as determined by the Committee, in an amount equal to any dividends that would have been paid on a Stock Option, Restricted Stock or a Performance Unit, as applicable, with Dividend Equivalent Rights if such Stock Option, Restricted Stock or Performance Unit, as applicable, was a share of Common Stock held by the participant on the dividend payment date. Unless the Committee determines that Dividend Equivalent Rights will be paid in cash as of the dividend payment date, such Dividend Equivalent Rights, once credited, will be converted into an equivalent number of Stock Options, shares of Restricted Stock or Performance Units, as applicable; provided, however, that the number of shares subject to any Award will always be a whole number. Unless otherwise determined by the Committee as of the dividend payment date, if a dividend is paid in cash, the number of Stock Options, shares of Restricted Stock or Performance Units into which a Dividend Equivalent Right will be converted will be calculated as of the dividend payment date, in accordance with the following formula:

                                   (A x B)/C

    in which "A" equals the number of Stock Options, shares of Restricted Stock or Performance Units with Dividend Equivalent Rights held by the participant on the dividend payment date, "B" equals the cash dividend per share and "C" equals the Fair Market Value per share of Common Stock on the dividend payment date. Unless otherwise determined by the Committee as of the dividend payment date, if a dividend is paid in property other than cash, the number of Stock Options, shares of Restricted Stock or Performance Units, as applicable into which a Dividend Equivalent Right will be converted will be calculated, as of the dividend payment date, in accordance with the formula set forth above, except that "B" will equal the fair market value per share of the property which the participant would have received if the Stock Option, share of Restricted Stock or Performance Unit, as applicable, with Dividend Equivalent Rights held by the participant on the dividend payment date was a share of Common Stock.

  (q) "Effective Date" means February 16, 2001, the date the Plan was adopted by the Board. The Board's adoption of the increase of 800,000 shares of Common Stock reserved for issuance under the Plan is also effective as of February 16,

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    2001, subject to the approval by at least a majority of the holders of outstanding shares of Common Stock of the Company at the Company's next annual meeting.

  (r) "Eligible Individuals" means officers, employees, directors and consultants of the Company or any of its Affiliates, and prospective employees, directors and consultants who have accepted offers of employment, membership on a board or consultancy from the Company or its Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company or its Affiliates, as determined by the Committee.

  (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

  (t) "Expiration Date" means the date on which an Award becomes unexercisable and/or not payable by reason of lapse of time or otherwise as provided in Section 6.2 Expiration Date.

  (u) "Fair Market Value" means, except as otherwise provided by the Committee, as of any given date, the closing price for the shares on the New York Stock Exchange for the specified date (as of 4 P.M. Eastern Standard Time or Eastern Daylight Savings, whichever is then in effect), or, if the shares were not traded on the New York Stock Exchange on such date, then on the next preceding date on which the shares were traded, all as reported by such source as the Committee may select.

  (v) "Grant Date" means the date designated by the Committee as the date of grant of an Award.

  (w) "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

  (x) "Individual Agreement" means a severance, employment, consulting or similar agreement between a participant and the Company or one of its Affiliates.

  (y) "Management Incentive Award" means an Award of cash, Common Stock, Restricted Stock or a combination of cash, Common Stock and Restricted Stock, as determined by the Committee.

  (z) "Net Contribution" means for a Business Unit, its operating profit after-tax, less the product of (1) a percentage as determined by the Committee; and (2) the Business Unit's Capital Employed.

  (aa) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  (bb) "Notice" means the written evidence of an Award granted under the Plan in such form as the Committee will from time to time determine.

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  (cc) "Performance Goals" means the performance goals established by the
       Committee in connection with the grant of Management Incentive Awards, Restricted Stock or Performance Units as set forth in the Notice. In the case of Qualified Performance-Based Awards, Performance Goals will be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations, and will be based on Net Contribution, or such other performance criteria selected by the Committee, including, without limitation, the Fair Market Value of the Common Stock, the Company's or a Business Unit's market share, sales, earnings, costs, productivity, return on equity or return on Capital Employed.

  (dd) "Performance Units" means an Award granted under Section 12 Performance Units.

  (ee) "Plan" means the FMC Corporation Incentive Compensation and Stock Plan, as set forth herein and as hereinafter amended from time to time.

  (ff) "Qualified Performance-Based Award" means a Management Incentive Award, an Award of Restricted Stock or an Award of Performance Units designated as such by the Committee, based upon a determination that
       (1) the recipient is or may be a Covered Employee; and (2) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

  (gg) "Restricted Stock" means an Award granted under Section 11 Restricted Stock.

  (hh) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

  (ii) "Stock Appreciation Right" means an Award granted under Section 10 Stock Appreciation Rights.

  (jj) "Stock Option" means an Award granted under Section 9 Stock Options.

  (kk) "Termination of Employment" means the termination of the participant's employment with, or performance of services for, the Company and any of its Affiliates. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates will not be considered Terminations of Employment.

  (ll) "Vesting Date" means the date on which an Award becomes vested, and, if applicable, fully exercisable and/or payable by or to the participant as provided in Section 6.3 Vesting.

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  (mm) "Willful" means any action or omission by the participant that was not in good faith and without a reasonable belief that the action or omission was in the best interests of the Company or its Affiliates. Any act or omission based upon authority given pursuant to a duly adopted resolution of the Board, or, upon the instructions of the CEO or any other senior officer of the Company, or, based upon the advice of counsel for the Company will be conclusively presumed to be taken or omitted by the participant in good faith and in the best interests of the Company and/or its Affiliates.

2.2 Other Definitions. In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 3. ADMINISTRATION

3.1 Committee Administration. The Committee is the administrator of the Plan. Among other things, the Committee has the authority, subject to the terms of the Plan:

  (a) To select the Eligible Individuals to whom Awards are granted;

  (b) To determine whether and to what extent Awards are granted;

  (c) To determine the amount of each Award;

  (d) To determine the terms and conditions of any Award, including, but not limited to, the option price, any vesting condition, restriction or limitation regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee will determine;

  (e) To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

  (f) To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award will be deferred; and

  (g) To determine under what circumstances an Award may be settled in cash or Common Stock or a combination of cash and Common Stock.

The Committee has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan, to interpret the terms and provisions of the Plan, any Award, any Notice and any other agreement relating to any Award and to take any action it deems appropriate for the administration of the Plan.

3.2 Committee Action. The Committee may act only by a majority of its members then in office unless it allocates or delegates its authority to a Committee member or other person to act on its behalf. Except to the extent prohibited by applicable law or applicable rules of a stock exchange, the Committee may allocate all or any portion of its

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responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any other person or persons. Any such allocation or delegation may be revoked by the Committee at any time.

Any determination made by the Committee or its delegate with respect to any Award will be made in the sole discretion of the Committee or such delegate. All decisions of the Committee or its delegate are final, conclusive and binding on all parties.

3.3 Board Authority. Any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action will control.

SECTION 4. SHARES

4.1 Shares Available For Issuance. The maximum number of shares of Common Stock that may be delivered to participants and their beneficiaries under the Plan will be 3,800,000, unless the Company's stockholders do not approve the Board's adoption of the 800,000 shares, in which case, the maximum number of shares of Common Stock that may be delivered under the Plan will be 3,000,000. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

For periods beginning on and after the Effective Date, the maximum number of shares of Common Stock that may be subject to Management Incentive Awards, Restricted Stock and Performance Units is 450,000 shares of Common Stock.

No Award will be counted against the shares available for delivery under the Plan if the Award is payable to the participant only in the form of cash, or if the Award is paid to the participant in cash.

If any Award is forfeited, or if any Stock Option (and any related Stock Appreciation Right) terminates, expires or lapses without being exercised, or if any Stock Appreciation Right is exercised for cash, the shares of Common Stock subject to such Awards will again be available for delivery in connection with Awards under the Plan. If the option price of any Stock Option granted under the Plan is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the participant, net of the shares of Common Stock delivered or attested to, will be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

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In the event of any corporate event or transaction, (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split, merger, consolidation, separation, including a spin-off or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee may make such substitution or adjustments in the aggregate number, kind, and price of shares reserved for issuance under the Plan, and the maximum limitation upon any Awards to be granted to any participant, in the number, kind and price of shares subject to outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate; provided, however, that the number of shares subject to any Award will always be a whole number. Such adjusted price will be used to determine the amount payable in cash or shares, as applicable, by the Company upon the exercise of any Award.

4.2 Individual Limits. No participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 500,000 shares of Common Stock in any calendar year. The maximum aggregate amount with respect to each Management Incentive Award, Award of Performance Units or Award of Restricted Stock that may be granted, or, that may vest, as applicable, in any calendar year for any individual participant is 500,000 shares of Common Stock, or the dollar equivalent of 500,000 shares of Common Stock.

SECTION 5. ELIGIBILITY

Awards may be granted under the Plan to Eligible Individuals. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

SECTION 6. TERMS AND CONDITIONS OF AWARDS

6.1 General. Awards will be in the form and upon the terms and conditions as determined by the Committee, subject to the terms of the Plan. The Committee is authorized to grant Awards independent of, or in addition to other Awards granted under the Plan. The terms and conditions of each Award may vary from other Awards. Awards will be evidenced by Notices, the terms and conditions of which will be consistent with the terms of the Plan and will apply only to such Award.

6.2 Expiration Date. Unless otherwise provided in the Notice, the Expiration Date of an Award will be the earlier of the date that is ten (10) years after the Grant Date or the date of the participant's Termination of Employment.

6.3 Vesting. Each Award vests and becomes fully payable, exercisable and/or released of any restriction on the Vesting Date. The Vesting Date of each Award, as determined by the Committee, will be set forth in the Notice.

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SECTION 7. QUALIFIED PERFORMANCE-BASED AWARDS

The Committee may designate a Management Incentive Award, or an Award of Restricted Stock or an Award of Performance Units as a Qualified Performance-Based Award, in which case, the Award is contingent upon the attainment of Performance Goals.

SECTION 8. MANAGEMENT INCENTIVE AWARDS

8.1 Management Incentive Awards. The Committee is authorized to grant Management Incentive Awards, subject to the terms of the Plan. Notices for Management Incentive Awards will indicate the Award Cycle, any applicable Performance Goals, any applicable designation of the Award as a Qualified Performance-Based Award and the form of payment of the Award.

8.2 Settlement. As soon as practicable after the later of the Vesting Date and the date any applicable Performance Goals are satisfied, Management Incentive Awards will be paid to the participant in cash, Common Stock, Restricted Stock or a combination of cash, Common Stock and Restricted Stock, as determined by the Committee. The number of shares of Common Stock payable under the stock portion of a Management Incentive Award will equal the amount of such portion of the award divided by the Fair Market Value of the Common Stock on the date of payment.

SECTION 9. STOCK OPTIONS

9.1 Stock Options. The Committee is authorized to grant Stock Options, including both Incentive Stock Options and Nonqualified Stock Options, subject to the terms of the Plan. Notices will indicate whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, the option price, the term and the number of shares to which it pertains. To the extent that any Stock Option is not designated as an Incentive Stock Option, or, even if so designated does not qualify as an Incentive Stock Option on or subsequent to its Grant Date, it will constitute a Nonqualified Stock Option.

9.2 Option Price. The option price per share of Common Stock purchasable under a Stock Option will be determined by the Committee and will not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the Grant Date.

9.3 Incentive Stock Options. The terms of the Plan addressing Incentive Stock Options and each Incentive Stock Option will be interpreted in a manner consistent with Section 422 of the Code and all valid regulations issued thereunder.

9.4 Exercise. Stock Options will be exercisable at such time or times and subject to the terms and conditions set forth in the Notice. A participant can exercise a Stock Option, in whole or in part, at any time on or after the Vesting Date and before the Expiration Date

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by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice will be accompanied by payment in full to the Company of the option price by certified or bank check or such other cash equivalent instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made in the form of Common Stock (by delivery of such shares or by attestation) already owned by the optionee of the same class as the Common Stock subject to the Stock Option, based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised. Notwithstanding the foregoing, the right to make payment in the form of already owned shares of Common Stock applies only to shares that have been held by the optionee for at least six (6) months at the time of exercise or that were purchased on the open market.

If approved by the Committee, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the option price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may also provide for Company loans to be made for purposes of the exercise of Stock Options.

9.5 Settlement. As soon as practicable after the exercise of a Stock Option, the Company will deliver to or on behalf of the optionee certificates of Common Stock for the number of shares purchased. No shares of Common Stock will be issued until full payment therefor has been made. Except as otherwise provided in Section 9.8 Deferral of Stock Options Shares below, an optionee will have all of the rights of a stockholder of the Company holding Common Stock, including, but not limited to, the right to vote the shares and the right to receive dividends, when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 18 General Provisions. The Committee may give optionees Dividend Equivalent Rights.

9.6 Nontransferability. No Stock Option will be transferable by the optionee other than by will or by the laws of descent and distribution. All Stock Options will be exercisable, subject to the terms of the Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such Stock Option is transferred pursuant to this paragraph, it being understood that the term "holder" and "optionee" include such guardian, legal representative and other transferee. No Stock Option will be subject to execution, attachment or other similar process.

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Notwithstanding anything herein to the contrary, the Committee may permit a participant at any time prior to his or her death to assign all or any portion without consideration therefor of a Nonqualified Stock Option to:

  (a) The participant's spouse or lineal descendants;

  (b) The trustee of a trust for the primary benefit of the participant and his or her spouse or lineal descendants, or any combination thereof;

  (c) A partnership of which the participant, his or her spouse and/or lineal descendants are the only partners;

  (d) Custodianships under the Uniform Transfers to Minors Act or any other similar statute; or

  (e) Upon the termination of a trust by the custodian or trustee thereof, or the dissolution or other termination of the family partnership or the termination of a custodianship under the Uniform Transfers to Minor Act or any other similar statute, to the person or persons who, in accordance with the terms of such trust, partnership or custodianship are entitled to receive the Nonqualified Stock Option held in trust, partnership or custody.

In such event, the spouse, lineal descendant, trustee, partnership or custodianship will be entitled to all of the participant's rights with respect to the assigned portion of the Nonqualified Stock Option, and such portion will continue to be subject to all of the terms, conditions and restrictions applicable to the Nonqualified Stock Option.

9.7 Cashing Out. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cash-out. In addition, notwithstanding any other provision of the Plan, the Committee, either on the Grant Date or thereafter, may give a participant the right to voluntarily cash-out the participant's outstanding Stock Options, whether or not then vested, during the sixty (60)-day period following a Change in Control. A participant who has such a cash-out right and elects to cash-out Stock Options may do so during the sixty (60)-day period following a Change in Control by giving notice to the Company to elect to surrender all or part of the Stock Option to the Company and to receive cash, within thirty (30) days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election exceeds the exercise price per share of Common Stock under the Stock Option multiplied by the number of shares of Common Stock granted under the Stock Option as to which this cash-out right is exercised. Notwithstanding the foregoing, if any cash-out right would make a Change in Control transaction ineligible for pooling-of-interests accounting, the Committee may eliminate or modify such cash-out right.

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9.8 Deferral of Stock Option Shares. The Committee may from time to time establish procedures pursuant to which an optionee may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee will determine. If any such deferrals are permitted, an optionee who elects such deferral will not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the optionee with respect thereto, except to the extent otherwise determined by the Committee.

SECTION 10. STOCK APPRECIATION RIGHTS

10.1 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights, subject to the terms of the Plan. Stock Appreciation Rights granted with a Nonqualified Stock Option may be granted either on or after the Grant Date. Stock Appreciation Rights granted with an Incentive Stock Option may be granted only on the Grant Date of such Stock Option. Notices of Stock Appreciation Rights granted with Stock Options may be incorporated into the Notice of the Stock Option. Notices of Stock Appreciation Rights will indicate whether the Stock Appreciation Right is independent of any Award or granted with a Stock Option, the price, the term, the method of exercise and the form of payment.

10.2 Exercise. A participant can exercise Stock Appreciation Rights, in whole or in part, at any time after the Vesting Date and before the Expiration Date, or, with respect to Stock Appreciation Rights granted in connection with any Stock Option, at such time or times and to the extent that the Stock Options to which they relate are exercisable, by giving written notice of exercise to the Company specifying the number of Stock Appreciation Rights to be exercised. A Stock Appreciation Right granted with a Stock Option may be exercised by an optionee by surrendering any applicable portion of the related Stock Option in accordance with procedures established by the Committee. To the extent provided by the Committee, Stock Options which have been so surrendered will no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

10.3 Settlement. As soon as practicable after the exercise of a Stock Appreciation Right, an optionee will be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Committee, in value equal to the excess of the Fair Market Value on the date of exercise of one share of Common Stock over the Stock Appreciation Right price per share multiplied by the number of shares in respect of which the Stock Appreciation Right is being exercised.

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Upon the exercise of a Stock Appreciation Right granted with any Stock Option, the Stock Option or part thereof to which such Stock Appreciation Right is related will be deemed to have been exercised for the purpose of the limitation set forth in Section 4 Shares on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares delivered upon the exercise of the Stock Appreciation Right.

10.4 Nontransferability. Stock Appreciation Rights will be transferable only to the extent they are granted with any Stock Option, and only to permitted transferees of such underlying Stock Option in accordance with the Nontransferability provisions of Section 9.

SECTION 11. RESTRICTED STOCK

11.1 Restricted Stock. The Committee is authorized to grant Restricted Stock, subject to the terms of the Plan. Notices for Restricted Stock may be in the form of a Notice and book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock will be registered in the name of such participant and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions, including, but not limited to, forfeiture of the FMC Corporation Incentive Compensation and Stock Plan and a Restricted Stock Notice. Copies of such Plan and Notice are on file at the offices of FMC Corporation."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon will have lapsed and that, as a condition of any Award of Restricted Stock, the participant will have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. The Notice or certificates will indicate any applicable Performance Goals, any applicable designation of the Restricted Stock as a Qualified Performance-Based Award and the form of payment.

11.2 Participant Rights. Subject to the terms of the Plan and the Notice or certificate of Restricted Stock, the participant will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock until the later of the Vesting Date and the date any applicable Performance Goals are satisfied. Notwithstanding the foregoing, a participant may pledge Restricted Stock as security for a loan to obtain funds to pay the option price for Stock Options. Except as provided in the Plan and the Notice or certificate of the Restricted Stock, the participant will have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding Common Stock, including, but not limited to, the right to vote the shares and Dividend Equivalent Rights, if so granted.

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11.3 Settlement. As soon as practicable after the later of the Vesting Date and the date any applicable Performance Goals are satisfied and prior to the Expiration Date, unlegended certificates for such shares of Common Stock will be delivered to the participant upon surrender of any legended certificates, if applicable.

SECTION 12. PERFORMANCE UNITS

12.1 Performance Units. The Committee is authorized to grant Performance Units, subject to the terms of the Plan. Notices of Performance Units will indicate any applicable Performance Goals, any applicable designation of the Award as a Qualified Performance-Based Award and the form of payment.

12.2 Settlement. As soon as practicable after the later of the Vesting Date and the date any applicable Performance Goals are satisfied, Performance Units will be paid in the manner as provided in the Notice. Payment of Performance Units will be made in an amount of cash equal to the Fair Market Value of one share of Common Stock multiplied by the number of Performance Units earned or, if applicable, in a number of shares of Common Stock equal to the number of Performance Units earned, each as determined by the Committee. The Committee may at or after the Grant Date give the participant a right to defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event. Subject to any exceptions adopted by the Committee, an election by a participant to defer must be made before the commencement of the Award Cycle for the Performance Units.

SECTION 13. OTHER AWARDS

The Committee is authorized to make, either alone or in conjunction with other Awards, Awards of cash or Common Stock and Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including, without limitation, convertible debentures.

SECTION 14. CHANGE IN CONTROL

14.1 Impact of Change in Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, as of the date such Change in Control is determined to have occurred, any outstanding:

  (a) Stock Options and Stock Appreciation Rights become fully exercisable and vested to the full extent of the original grant;

  (b) Restricted Stock becomes free of all restrictions and deferral limitations and becomes fully vested and transferable to the full extent of all or a portion of the maximum amount of the original grant as provided in the Notice, or, if not provided in the Notice, as determined by the Committee;

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  (c) Performance Units are considered earned and payable to the full extent of all or a portion of the maximum amount of the original grant as provided in the Notice, or, if not provided in the Notice, as determined by the Committee, any deferral or other restrictions lapse and such Performance Units will be settled in cash or Common Stock, as determined by the Committee, as promptly as is practicable; following the Change in Control; and

  (d) Management Incentive Awards become fully vested to the full extent of all or a portion of the maximum amount of the original grant as provided in the Notice, or, if not provided in the Notice, as determined by the Committee, and such Management Incentive Awards will be settled in cash or Common Stock, as determined by the Committee, as promptly as is practicable following the Change in Control.

The Committee may also make additional substitutions, adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

14.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" will mean the happening of any of the following events:

  (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with Subsections (1), (2) and (3) of Subsection (c) of this Section 14.2;

  (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board will be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 14.2, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such

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    individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
    Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board;

  (c) Consummation of a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of the Company, or acquisition by the Company of the assets or stock of another entity ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

  (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

14.3 Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange or other national exchange on which such shares are listed during the sixty (60)-day period prior to and including the date of a Change in Control; or (b) if the Change in Control is the

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result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price will be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration will be determined by the Committee.

SECTION 15. FORFEITURE OF AWARDS

Notwithstanding anything in the Plan to the contrary, the Committee may, in the event of serious misconduct by a participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Affiliates, or any Termination of Employment for Cause), or any activity of a participant in competition with the business of the Company or any Affiliate,
(a) cancel any outstanding Award granted to such participant, in whole or in part, whether or not vested or deferred, and/or (b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require such participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation will be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Common Stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any Affiliate to the participant if necessary to satisfy the repayment obligation. The determination of whether a participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Affiliate will be made by the Committee in good faith. This
Section 15 will have no application following a Change in Control.

SECTION 16. AMENDMENT AND TERMINATION

The Committee may amend, alter, or discontinue the Plan or any Award, prospectively or retroactively, but no amendment, alteration or discontinuation may impair the rights of a recipient of any Award without the recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules.

No amendment will be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or stock exchange rules, or, to the extent such amendment increases the number of shares available for delivery under the Plan, or changes the option price after the Grant Date.

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SECTION 17. UNFUNDED STATUS OF PLAN

It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 18. GENERAL PLAN PROVISIONS

18.1 General Provisions. The Plan will be administered in accordance with the following provisions and any other rule, guideline and practice determined by the Committee:

  (a) Each person purchasing or receiving shares pursuant to an Award may be required to represent to and agree with the Company in writing that he or she is acquiring the shares without a view to the distribution of the shares.

  (b) The certificates for shares issued under an Award may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

  (c) Notwithstanding any other provision of the Plan, any Award, any Notice or any other agreements made pursuant thereto, the Company is not required to issue or deliver any shares of Common Stock prior to fulfillment of all of the following conditions:

    (i) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

    (ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee deems necessary or advisable; and

    (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee deems necessary or advisable.

  (d) The Company will not issue fractions of shares. Whenever, under the terms of the Plan, a fractional share would otherwise be required to be issued, the participant will be paid at Fair Market Value for such fractional share by rounding down the number of shares received to the nearest whole number and paying in cash the value of the fractional share.

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  (e) In the case of a grant of an Award to any Eligible Individual of an
      Affiliate of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled revert to the Company.

18.2 Employment. The Plan will not constitute a contract of employment, and adoption of the Plan will not confer upon any employee any right to continued employment, nor will it interfere in any way with the right of the Company or an Affiliate to terminate at any time the employment of any employee or the membership of any director on a board of directors or any consulting arrangement with any Eligible Individual.

18.3 Tax Withholding Obligations. No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

18.4 Beneficiaries. The Committee will establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

18.5 Governing Law. The Plan and all Awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. Notwithstanding anything herein to the contrary, in the event an Award is granted to Eligible Individual who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan and/or any such Award as they pertain to such individual to comply with and account for the tax and accounting rules of the applicable foreign law so as to maintain the benefit intended to be provided to such participant under the Award.

--------------------------------------------------------------------------------

18.6 Nontransferability. Except as otherwise provided in Section 9 Stock Options and Section 10 Stock Appreciation Rights, or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

18.7 Severability. Wherever possible, each provision of the Plan and of each Award and of each Notice will be interpreted in such a manner as to be effective and valid under applicable law. If any provision of the Plan, any Award or any Notice is found to be prohibited by or invalid under applicable law, then (a) such provision will be deemed amended to and to have contained from the outset such language as will be necessary to accomplish the objectives of the provision as originally written to the fullest extent permitted by law; and (b) all other provisions of the Plan and any Award will remain in full force and effect.

18.8 Strict Construction. No rule of strict construction will be applied against the Company, the Committee or any other person in the interpretation of the terms of the Plan, any Award, any Notice, any other agreement or any rule or procedure established by the Committee.

18.9 Stockholder Rights. Except as otherwise provided herein, no participant will have dividend, voting or other stockholder rights by reason of a grant of an Award or a settlement of an Award in cash.

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                                                                      APPENDIX B

                                                         AUDIT COMMITTEE CHARTER

Composition

  The Audit Committee of the Board of Directors (the "Committee") shall be comprised of at least three members of the Board, one of whom shall be Chairman. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.

  The Chairman and the members of the Committee shall be proposed by the Nominating Committee and elected annually at the organizational meeting of the Board.

Duties and Responsibilities

  The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities relating to the Company's accounting, auditing and financial reporting practices. More specifically, the Committee shall:

  A. Recommend to the Board of Directors the retention of the independent auditor; assure the independence of the independent auditor; evaluate the performance of the independent auditor; and determine that no restrictions were placed on the scope or implementation of the independent audit. Also, the Committee may recommend to the Board of Directors the replacement of the independent auditor.

  B. Inquire into the effectiveness of the Company's financial and accounting organization through discussions with the independent auditors, the Director of Internal Audit and appropriate officials of the Company.

  C. Inquire into the adequacy of the Company's accounting, financial, and operating controls, including the security of the information technology systems and facilities, through discussions with the independent auditors, the Director of Internal Audit and appropriate officials of the Company.

  D. Periodically review the Company's plan for addressing financial risks as identified by Management or the Committee.

  E. Review the scope of the proposed independent and internal audit coverage for the coming year, including the extent to which it can be relied upon to detect fraud or weaknesses in internal control. Also, review the actual coverage compared to planned coverage for the preceding year. In this context, review and approve the fees proposed by the independent auditor for the coming year.

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  F. Conduct or authorize investigations into any matters within the
     Committee's scope of responsibilities. For that purpose, the Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of such investigations and shall advise the Board of Directors as to the nature and extent of such investigations.

  G. Review with the independent auditors:

    1. Significant audit comments resulting from their annual audit.

    2. Significant comments resulting from their review of the quarterly published financial data.

    3. Significant problems that the auditors anticipate may impact future reporting (including the year-end close).

    4. Any significant unresolved accounting and auditing problems encountered during the audit.

    5. Any significant adjustments, reclassifications, or disclosures proposed by the independent auditor, including the ultimate resolution.

    6. Nature and impact of any changes in accounting policies or principles adopted by the Company during the year.

    7. Impact on future financial statements of new or proposed changes in accounting principles.

    8. Comments regarding significant deficiencies and recommended improvements in internal control.

  H. Review on an annual basis all fees paid to the Company's independent auditor. Also receive from the independent auditor a formal written statement delineating all relationships between the auditor and the Company and discuss with the auditor any relationships or services that may impact their objectivity or independence.

  I. Inquire into the effectiveness of the Company's internal audit function. Also, review an abbreviated summary of significant audit comments and the related managers' responses with the Director of Internal Audit semi-annually.

  J. Review annually the expenses of the Chairman and President and a summary of expenses of all other Officers.

  K. Review procedures for securing compliance with the Company's Business Conduct Guidelines. Also, review the nature of potentially illegal, improper, sensitive payments or questionable use of Company assets brought to the attention of the Committee.

--------------------------------------------------------------------------------

  L. Review litigation, contingencies, claims or assessments that management or Company's legal counsel believes to have a potential significant effect.

  M. Review annually the status of the Company's tax and environmental reserves and related issues.

  N. Review a draft of the Company's annual report, Form 10-K, and proxy statement with management and the independent auditors prior to recommending approval by the Board. This review should also include a discussion with the independent auditor and management on the quality of the Company's accounting principles including the consistency, clarity and completeness of accounting policies and disclosures.

  O. Review with the independent auditors and management the audited financial statements included, or incorporated by reference, in any registration statement filed by the Company with the SEC involving the public offering of securities (except filings on Form-S-8) which were not previously reviewed.

Procedures

  The Committee will review and reassess the Charter annually and the Charter will be approved by the Board of Directors after every revision.

  The Committee shall meet on a regular basis in February, August and December of each year and hold additional meetings at any time it deems appropriate.

  A number of directors equal to 50% or more of the Committee (but in no event fewer than two) shall constitute a quorum of the Committee for the transaction of business. A majority of members present may adjourn the meeting from time to time until a quorum is present.

  In his absence, the Chairman of the Committee may designate a member of the Committee to serve as chairman for the meeting or, in the absence of such designation, a majority of the members present at the meeting shall appoint a chairman for the meeting.

  Meetings may include representatives of the independent auditors, the Director of Internal Audit, the Corporate Controller and staff, the General Counsel and other members of management at the request of the Committee.

  Periodically the Committee shall meet privately with the independent auditors and the Director of Internal Audit and may talk directly and independently with any member of management appropriate to carrying out its responsibilities. The Committee will be assisted by the Director of Internal Audit who will serve as Executive Secretary to the Committee.

--------------------------------------------------------------------------------

  The Executive Secretary will prepare agenda material, implement or monitor actions that result from the Committee's recommendations, prepare minutes of the meeting, and prepare reports that the Committee wishes to submit to the Board of Directors. The Director of Internal Audit will report on a functional basis to Company management and have free and complete access to the Committee at any time.

  The Committee has the authority to approve the hiring, transfer, and termination of employment of the Director of Internal Audit.

  The Chairman of the Committee shall report the Committee's findings and conclusions periodically to the Board of Directors.

--------------------------------------------------------------------------------

                                FMC Corporation
                            200 East Randolph Drive
                               Chicago, IL 60601


                                   Notice of
                         Annual Meeting of Stockholders
                                 April 20, 2001
                              and Proxy Statement

                                FMC Corporation

Proxy                           FMC CORPORATION

         This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Robert N. Burt, Joseph H. Netherland and Stephen F. Gates, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Employees' International Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2001, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will not be voted.

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class III for a term expiring in 2004 as set forth in the Proxy Statement--
   Nominees: B.A. Bridgewater, Jr., William F. Reilly, James R. Thompson and William G. Walter.

                                              For All
                         For     Withheld      Except
                         [_]       [_]          [_]


   -------------------------------------
   (Except nominee(s) written above.)

2. Approve the FMC Corporation Incentive Compensation and Stock Plan.

                         For     Against      Abstain
                         [_]       [_]          [_]

3. Ratification of the Appointment of Independent Public Accountants.

                         For     Against      Abstain
                         [_]       [_]          [_]

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.
                                                Dated:                  , 2001
                                                      ------------------

                                    Signature
                                              ---------------------------------
                                    Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Corporation Savings and Investment Plan for Bargaining Unit Employees at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2001, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 18, 2001, the Trustee WILL VOTE your shares FOR Proposals 1, 2 and 3.

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class III for a term expiring in 2004 as set forth in the Proxy Statement--
   Nominees: B.A. Bridgewater, Jr., William F. Reilly, James R. Thompson and William G. Walter.

                                              For All
                         For     Withheld      Except
                         [_]       [_]          [_]


   -------------------------------------
   (Except nominee(s) written above.)

2. Approve the FMC Corporation Incentive Compensation and Stock Plan.

                         For     Against      Abstain
                         [_]       [_]          [_]

3. Ratification of the Appointment of Independent Public Accountants.

                         For     Against      Abstain
                         [_]       [_]          [_]

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.
                                                Dated:                  , 2001
                                                      ------------------

                                    Signature
                                              ---------------------------------
                                    Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION

         This proxy is solicited on behalf of the Board of Directors.

Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Corporation Savings and Investment Plan at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2001, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 18, 2001, the Trustee WILL VOTE your shares FOR Proposals 1, 2 and 3.

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class III for a term expiring in 2004 as set forth in the Proxy Statement--
   Nominees: B.A. Bridgewater, Jr., William F. Reilly, James R. Thompson and William G. Walter.

                                              For All
                         For     Withheld      Except
                         [_]       [_]          [_]


   -------------------------------------
   (Except nominee(s) written above.)

2. Approve the FMC Corporation Incentive Compensation and Stock Plan.

                         For     Against      Abstain
                         [_]       [_]          [_]

3. Ratification of the Appointment of Independent Public Accountants.

                         For     Against      Abstain
                         [_]       [_]          [_]

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.
                                                Dated:                  , 2001
                                                      ------------------

                                    Signature
                                              ---------------------------------
                                    Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION

         This proxy is solicited on behalf of the Board of Directors.

Banco Popular de Puerto Rico, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Puerto Rico Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2001, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 18, 2001, the Trustee WILL VOTE your shares FOR Proposals 1, 2 and 3.

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class III for a term expiring in 2004 as set forth in the Proxy Statement--
   Nominees: B.A. Bridgewater, Jr., William F. Reilly, James R. Thompson and William G. Walter.

                                              For All
                         For     Withheld      Except
                         [_]       [_]          [_]


   -------------------------------------
   (Except nominee(s) written above.)

2. Approve the FMC Corporation Incentive Compensation and Stock Plan.

                         For     Against      Abstain
                         [_]       [_]          [_]

3. Ratification of the Appointment of Independent Public Accountants.

                         For     Against      Abstain
                         [_]       [_]          [_]

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.
                                                Dated:                  , 2001
                                                      ------------------

                                    Signature
                                              ---------------------------------
                                    Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION                           [LOGO]

         This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Robert N. Burt, Joseph H. Netherland and Stephen F. Gates, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2001, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class III for a term expiring in 2004 as set forth in the Proxy Statement--
   Nominees: B.A. Bridgewater, Jr., William F. Reilly, James R. Thompson and William G. Walter.

                                              For All
                         For     Withheld      Except
                         [_]       [_]          [_]


   -------------------------------------
   (Except nominee(s) written above.)

2. Approve the FMC Corporation Incentive Compensation and Stock Plan.

                         For     Against      Abstain
                         [_]       [_]          [_]

3. Ratification of the Appointment of Independent Public Accountants.

                         For     Against      Abstain
                         [_]       [_]          [_]

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.
                                                Dated:                  , 2001
                                                      ------------------

                                    Signature
                                              ---------------------------------
                                    Please sign exactly as name appears at left.

--------------------------------------------------------------------------------